Discontinued Operations - Statements of Cash Flows (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Net cash provided by (used in) operating activities	$ (13,954)	$ 8,818	$ 14,380
Net cash provided by (used in) investing activities	(838)	(749)	(525)
Total cash provided by discontinued operations	$ (14,792)	$ 8,069	$ 13,855